Exhibit 10.8

MASTER ESCROW AGREEMENT

This MASTER ESCROW AGREEMENT, dated as of March [•], 2014 (together with Schedule A and each certificate that is delivered from time to time pursuant to this Agreement as contemplated by Schedule B-1 and Schedule B-2 hereto, this “Agreement”), is by and among FANTEX, INC., a Delaware corporation, with principal offices located at 330 Townsend Street, Suite 234, San Francisco, CA 94107 (the “Company”); AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, a New York limited liability trust company, with principal offices located at 6201 15th Avenue, Brooklyn, New York, 11219 (“Escrow Agent”); FANTEX BROKERAGE SERVICES, LLC, a Delaware limited liability corporation (the “Underwriter”); and WELLS FARGO BANK, NATIONAL ASSOCIATION, with principal offices located at 400 Hamilton Ave, Suite 210, Palo Alto, CA 94301 (the “Bank”). Each of the Company, the Escrow Agent, the Underwriter and the Bank are sometimes referred to herein as a “Party” and together as the “Parties.”

WHEREAS, the Company intends to offer from time to time on a best efforts, all or none basis (each, an “Offering”), a number of shares (to be determined with respect to each Offering) of one or more series of the Company’s Convertible Tracking Stock, par value $0.0001 per share (each, a “Tracking Stock”) pursuant to one or more registration statements on Form S-1 under the Securities Act of 1933, as amended (the “Act”), filed with the Securities and Exchange Commission (the “Commission”) (each, a “Registration Statement”);

WHEREAS, with respect to each Offering the Company will deliver a certificate in substantially the form attached hereto as Schedule B-1 and the Underwriter will deliver a certificate in substantially the form attached hereto as Schedule B-2 (together, the “Certificates”), setting forth, among other things, with respect to each Offering (i) the designated name of the Tracking Stock being offered pursuant to the Registration Statement relating to such Offering (with respect to each Offering, the “Series”), (ii) the number of shares of such Series that are being offered (with respect to each Offering, the “Shares”), (iii) the Offering Price per Share (with respect to each offering, the “Offering Price”) and (iv) the minimum number of Shares to be sold, which amount for each Offering shall be an amount equal to the number of Shares being offered as set forth in the the Registration Statement (the “Minimum Amount”);

WHEREAS, the Underwriter is a registered broker-dealer and operates an alternative trading system, registered with the Commission, and is the exclusive broker-dealer for executing trades in any Series;

WHEREAS, qualified investors in an Offering (“Investors”) will be required to open a brokerage account with the Underwriter (each a “Brokerage Account” and together the “Brokerage Accounts”), prior to placing an order for Shares of any Series in an Offering (referred to by the Underwriter as submitting a reservation for shares);

WHEREAS, prior to the time that the Underwriter confirms an order (referred to by the Underwriter as accepting a reservation) an Investor must have deposited sufficient funds in their Brokerage Account to cover the purchase price for the Shares specified in their reservation;

WHEREAS, in order to comply with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company and the Underwriter would like to establish separate Escrow Funds (as defined below) pursuant to this Agreement for each Offering; and

WHEREAS, promptly after the applicable Reservation Acceptance (as defined below) the Underwriter will deposit any proceeds that have previously been placed into a Brokerage Account by an Investor to the extent such proceeds would cover the purchase price for the Shares specified in the notice provided at the Reservation Acceptance (with respect to such Offering, the “Proceeds”), and the Proceeds shall be held in escrow by the Bank and Escrow Agent until the applicable Termination Date (as defined below).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1.                                      Definitions.  The following terms shall have the meanings indicated or referred to below, inclusive of their singular and plural forms, except where the context requires otherwise.  Unless the context requires otherwise, all references to “years,” “months,” or “days” shall mean “calendar years,” “calendar months,” and “calendar days.”  References in this Agreement to “including” shall mean “including, without limitation,” whether or not so specified.  Any term not defined below which is initially capitalized in this Agreement shall have the meaning ascribed to it in this Agreement.

“Affiliate” means, with respect to any person, (a) a person which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such person, (b) any person of which such person is the beneficial owner of a twenty-five percent (25%) or greater interest, or (c) any person which acquires all or substantially all of the assets of such person.  A person is deemed to control another person if such person, directly or indirectly, has the power to direct the management, operations or business of such person.  The term “beneficial owner” is to be determined in accordance with Rule 13d-3 of the Exchange Act.

“Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Closing” shall mean each closing conducted by the Company and the Underwriter with respect to the sale of a Series pursuant to a Registration Statement that has been declared effective by the Commission.

“Effective Time” shall mean, with respect to a Registration Statement relating to an Offering, the time when such Registration Statement has been declared effective by the

Commission.

“Escrow Funds” shall mean with respect to any Offering the Proceeds deposited with Escrow Agent pursuant to Section 3 of this Agreement (it being understood and agreed that any interest thereon is not included within the Escrow Funds but rather is payable to the Underwriter, for the benefit of the Investors, as specified in Section 6).

“Joint Written Direction” shall mean (i) with respect to any Offering a written direction executed and delivered by the Company and the Underwriter, directing the Bank and Escrow Agent to disburse all or a portion of the Escrow Funds relating to such Offering or (ii) any other written direction executed and delivered by the Company and the Underwriter otherwise directing any Party hereto to take or refrain from taking an action pursuant to this Agreement.  Any Joint Written Direction relating to a disbursement of an Escrow Fund shall certify with reasonable detail satisfactory to Escrow Agent in its sole discretion (i) that the Underwriter has received and accepted reservations for the Minimum Amount with respect to such Offering (and the related Proceeds have been deposited in the applicable Escrow Fund) and (ii) the Company’s instructions as to the payment of the applicable Proceeds.  Each Joint Written Direction shall be accompanied by executed and completed certificates in substantially the form of Schedule B-1 and Schedule B-2 hereto.

“Reservation Acceptance” shall mean, with respect to an Offering, the time at which the Underwriter receives and elects to accept reservations for the Minimum Amount, which time shall be no sooner than three days following the Effective Time.

“Termination Date” shall mean, with respect to an Offering, the earlier of (i) the date on which the Underwriter has received and accepted reservations for the Minimum Amount with respect to such Offering (and the related Proceeds have been deposited in the applicable Escrow Fund and have cleared) or (ii) 5:00 p.m. New York City time on the 30th day following the applicable Effective Time.

2.                                      Appointment of Escrow Agent.  The Company and the Underwriter hereby appoint Escrow Agent as escrow agent in accordance with the terms and conditions set forth herein, and Escrow Agent hereby accepts such appointment.

3.                                      Delivery of Proceeds.  With respect to each Offering, from and after the applicable Reservation Acceptance through the applicable Termination Date, all checks, drafts, or other instruments or wire transfer funds received from the Investors as payment for the applicable Shares will be promptly delivered by the Underwriter to Escrow Agent for deposit with the Bank in accordance with Section 4 below.  All checks, drafts or other instruments (as the case may be) will be made payable to “American Stock Transfer & Trust Company, LLC, as Escrow Agent for Fantex, Inc.” All wires will be transmitted as specified on Schedule A.

4.                                      Escrow Agent to Hold and Disburse Escrow Funds.  The Bank and Escrow Agent will hold all Escrow Funds in a segregated Bank account titled in the name of Escrow Agent and established for the benefit of any Investors, the Company and the Underwriter, and disburse all Escrow Funds as follows:

(a)                     If, prior to the applicable Termination Date, the Bank has received applicable Escrow Funds equal to or greater than Proceeds from the sale of the applicable Minimum Amount of Shares relating to such Offering (and the related Proceeds have been deposited in the applicable Escrow Fund and have cleared), the Bank and Escrow Agent shall, pursuant to and upon receipt of a Joint Written Direction, pay (i) 95% of such Escrow Funds equal to the Proceeds from the sale of the a Minimum Amount of Shares to the Company by same-day transfer of available funds and (ii) the remainder of the applicable Escrow Funds to the Underwriter by same-day transfer of available funds; provided, however, that such same-day transfer must be to an account maintained by the Company and the Underwriter, as applicable, at the Bank, and if the Company or the Underwriter no longer maintains a bank account with the Bank then payment shall be made by the Escrow Agent to such non-Bank account not later than two Business Days after receipt of such Joint Written Direction.

(b)                     If the Bank has received applicable Escrow Funds equal to or greater than Proceeds from the sale of the applicable Minimum Amount of Shares relating to such Offering (and the related Proceeds have been deposited in the applicable Escrow Fund and have cleared), but (i) has not within 15 Business Days after the applicable Termination Date received a Joint Written Direction to disburse the funds at Closing, then Bank and Escrow Agent shall return all Escrow Funds to the Underwriter within three Business Days of such 15 Business Day time period or (ii) the Company or the Underwriter notify the Bank and Escrow Agent in writing at any earlier time that no Closing will take place, the Bank and Escrow Agent shall return all Escrow Funds to the Underwriter within three Business Days of such written notification.

(c)                      If, prior to the applicable Termination Date, the Bank has not received Escrow Funds at least equal to or greater than Proceeds from the sale of the applicable Minimum Amount of Shares relating to such Offering, the Bank and Escrow Agent shall return all applicable Escrow Funds to the Underwriter within three Business Days after the Termination Date.

(d)                     If any amount of Escrow Funds are returned to Escrow Agent as undeliverable following the operation of Section 4(a), Section 4(b) and Section 4(c) above, Escrow Agent, in addition to its other rights herein, (x) (A) may maintain and manage such Escrow Funds for such period of time as it determines may be necessary or appropriate, including in accordance with applicable state escheatment and unclaimed property laws, as determined by Escrow Agent in its sole discretion and (B) shall have the right to escheat any such Escrow Funds pursuant to applicable state escheatment and unclaimed property laws and, in such case, shall remit such Escrow Funds (less any fees, costs, expenses or other amounts due to Escrow Agent or any other Indemnified Party (as defined below) hereunder (to the extent Rule 15c2-4 under the Exchange Act permits) and interest on such Escrow

Funds, which shall be payable in accordance with Section 6 hereof in the case of interest, and otherwise to Escrow Agent or any other Indemnified Party (as defined below) in accordance with this Agreement (including Schedule A hereto)) to any relevant competent authority and (y) may take any other action permitted by this Agreement, including Section 5, Section 7 and Section 10 of this Agreement.

All disbursements of Escrow Funds in Section 4(a) (to the Company or the Underwriter) and Section 4(d) above shall be subject to the fees, costs, expenses and other amounts due to Escrow Agent and any other Indemnified Party (as defined below) hereunder.

5.                                      Suspension of Performance; Disbursement into Court.  If, at any time, (i) there shall exist any dispute between or among the Company and the Underwriter with respect to the holding or disposition of all or any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, (ii) Escrow Agent is unable to determine, to Escrow Agent’s sole satisfaction, the proper disposition of all or any portion of the Escrow Funds or Escrow Agent’s proper actions with respect to its obligations hereunder, or (iii) the Company has not, within 30 days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 7 hereof, appointed a successor escrow agent to act hereunder (which such successor escrow agent has accepted such appointment), then Escrow Agent may, in its sole discretion, take either or both of the following actions:

(a)                     suspend the performance of any of its obligations (including any disbursement obligations) under this Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor escrow agent shall have been appointed (as the case may be).

(b)                     petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required or permitted by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all Escrow Funds, after deduction and payment to Escrow Agent of all fees, costs and expenses (including court costs and expenses and attorneys’ fees) or any other amount payable to, incurred by, or expected to be incurred by Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder (in each case, to the extent Rule 15c2-4 of the Exchange Act permits).

Escrow Agent shall have no liability to the Company or the Underwriter, or to their respective shareholders, partners, or members, officers or directors, employees, Affiliates or any other person with respect to any such suspension of performance or disbursement into court (including any disbursement obligations hereunder), specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

6.                                      Escrow Funds.  Escrow Agent is herein directed and instructed to hold the Escrow Funds in a demand deposit account and at all times in compliance with Rule 15c2-4 promulgated under the Securities Exchange Act of 1934.  Escrow Agent shall pay to the Underwriter, for the benefit of the Investors, any interest earned on the Escrow Funds.

7.                                      Termination of Agreement; Resignation of Agent.  Upon the first to occur of (i) the termination of this Agreement by the Company and the Underwriter and disbursement of all amounts in all Escrow Funds in accordance with this Agreement (including Section 4(d) and the operation of applicable state escheatment and unclaimed property laws) or (ii) the resignation of Escrow Agent and disbursement of all amounts in all Escrow Funds in accordance with this Agreement, Escrow Agent shall be released from its obligations hereunder and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.  The obligations of the Company continue to exist notwithstanding the termination or discharge of Escrow Agent’s obligations or liabilities hereunder until the obligations of the Company have been fully performed.

Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by giving the Company and the Underwriter at least ten days’ notice thereof.  Upon any such notice of resignation, the Company and the Underwriter shall jointly issue to Escrow Agent a Joint Written Direction authorizing redelivery of the Escrow Funds to a depository that has been retained as successor to Escrow Agent hereunder prior to the effective date of such resignation.  As soon as practicable after its resignation, Escrow Agent shall turn over to such successor escrow agent all monies and property held hereunder upon presentation of the document appointing the new escrow agent and such escrow agent’s acceptance thereof, and after deduction and payment (to the extent Rule 15c2-4 under the Exchange Act permits) to the retiring Escrow Agent of all fees, costs and expenses (including court costs and expenses and attorneys’ fees) or any other amount payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

After any retiring Escrow Agent’s resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Agreement.  Any corporation or other entity into which Escrow Agent may be merged or converted or with which it may be merged or consolidated, or any other entity to which all or a majority of all of Escrow Agent’s escrow business may be transferred by sale of assets or otherwise, shall be Escrow Agent under this Agreement without further act or consent of any Party hereto.

8.                                      Liability of Escrow Agent.

(a)                     Escrow Agent shall have no duties or responsibilities other than the ministerial duties as expressly set forth herein and no other duties and obligations shall be implied (fiduciary or otherwise).  Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act.  Escrow Agent shall be under no liability to the other Parties hereto or to anyone else by reason of any failure on the part of any Party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person’s obligations under any such document.  Except for amendments to this Agreement referred to below, and except for instructions given to Escrow Agent pursuant to a Joint Written Direction, Escrow Agent shall not be obligated to recognize any agreement between any and all of the persons referred to herein, notwithstanding that references thereto may be made herein and whether or not it has knowledge thereof.  In the event of any conflict between the terms and provisions of this Agreement and any other agreement, as to Escrow Agent, the terms and conditions of this Agreement shall control subject to Section 30 hereof.

(b)                     Escrow Agent shall not be liable to the Company or the Underwriter or to anyone else for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that Escrow Agent’s gross negligence or willful misconduct was the primary cause of any loss to the Company or the Underwriter.  In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages of any kind whatsoever (including lost profits), even if Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. The officers, directors, members, partners, trustees, employees, agents, attorneys or other representatives and Affiliates of Escrow Agent owe no duty or obligation to any Party hereunder and shall have no liability to any person by reason of any error of judgment, for any act done or not done, for any mistake of fact or law, or otherwise.  Escrow Agent may rely conclusively, and shall be protected in acting, upon any order, notice, instruction (including a Joint Written Direction (such as a wire transfer instruction)), request, demand, certificate, opinion or advice of counsel (including counsel chosen by Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity (including the authority of the person signing or presenting the same) and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by Escrow Agent to be genuine and to be signed or presented by the proper person or persons.  Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms thereof, unless evidenced by a writing delivered to Escrow Agent signed by the proper Party or Parties and, if the duties or rights of Escrow Agent are affected, unless it shall give its prior written consent thereto.

(c)                      Escrow Agent shall not be obligated to take any legal or other action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or any other agreement, or to appear in, prosecute or defend any such legal action or proceeding (whether or not it shall have been furnished with acceptable indemnification and advancement).  Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute or question involving any Party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel.  The Company shall promptly pay, upon demand, the reasonable fees, costs and expenses of any such counsel.

(d)                     Escrow Agent shall not be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall Escrow Agent be responsible or liable to the other Parties hereto or to anyone else in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property or this Agreement.  Escrow Agent shall have no responsibility with respect to the use or application of any Escrow Funds paid by Escrow Agent pursuant to the provisions hereof.  Escrow Agent shall have no duty to solicit any payment which may be due to be paid in Escrow Funds or to confirm or verify the accuracy or correctness of any amounts delivered in accordance with this Agreement or the calculation of the Proceeds from the sale of the Minimum Amount of any Shares in respect to the Escrow Funds.  Escrow Agent shall not be liable to the Company or to anyone else for any loss which may be incurred by reason of any investment of any monies which it holds hereunder.

(e)                      Escrow Agent shall have the right to assume in the absence of written notice to the contrary from the proper person or persons that a fact or an event by reason of which an action would or might be taken by Escrow Agent does not exist or has not occurred, without incurring liability to the other Parties hereto or to anyone else for any action taken or omitted, or any action suffered by it to be taken or omitted, in good faith, in reliance upon such assumption.

(f)                       Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by Escrow Agent of such court’s jurisdiction in the matter.  If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the Parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

9.                                      Indemnification of Escrow Agent.  From and at all times after the date of this Agreement, the Company shall, to the fullest extent permitted by law, defend, indemnify and hold harmless Escrow Agent and each director, officer, member, partner, trustee, employee, attorney, agent and Affiliate of Escrow Agent (collectively, the “Indemnified Parties”) against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs, penalties, settlements, judgments and expenses of any kind or nature whatsoever (including costs and expenses and reasonable attorneys’ fees) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of, in connection with, or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including the Company and/or the Underwriter, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person (whether it is an Indemnified Party or not) under any statute or regulation, including any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transactions contemplated herein or relating hereto (including tax reporting or withholding or the enforcement of any rights or remedies under or in connection with this Agreement), whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation (without derogation of any other indemnity afforded to Escrow Agent); provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. Each Indemnified Party shall, in its sole discretion, have the right to select and employ separate counsel with respect to any action or claim brought or asserted against it, and the reasonable fees, costs and expenses of such counsel shall be paid, upon demand, by the Company.

10.                               Fees, Costs and Expenses of Escrow Agent.  The Company shall compensate Escrow Agent for its services hereunder in accordance with Schedule A attached hereto and, in addition, shall reimburse Escrow Agent for all of its reasonable out-of-pocket costs and expenses, including attorneys’ fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like.  The additional provisions and information set forth on Schedule A hereto are hereby incorporated by this reference, and form a part of this Agreement.  All of the compensation and reimbursement obligations set forth in this Section 10 shall be payable by the Company upon execution of this Agreement and, in the future, upon demand by Escrow Agent.  Escrow Agent is expressly authorized and directed, but shall not be obligated, to, and may, charge against and disburse to itself (to the extent Rule 15c2-4 under the Exchange Act permits) from the Escrow Funds (including taking such steps as selling any investment held as part of the Escrow Funds), from time to time, the amount of any compensation and reimbursement of any fees, costs and expenses set forth on Schedule A hereto which are due and payable hereunder, including any amount to which Escrow Agent or any other Indemnified Party is entitled to seek indemnification pursuant to Section 9 hereof, or any other amount owing to Escrow Agent hereunder.  Escrow Agent shall notify the Company of any disbursement from the Escrow Funds to itself or any other Indemnified Party in respect of any compensation or reimbursement hereunder and shall furnish to the Company copies of all related invoices and other statements.  Subject to Rule 15c2-4 under the Exchange Act, the Company hereby grants to Escrow Agent and the other Indemnified Parties a security interest in and lien upon the Escrow Funds (i) for the payment of any fees, costs, expenses and other amounts due to Escrow Agent or any other Indemnified Party hereunder and (ii) to secure any and all obligations of the Company in this Agreement with the right to offset any amount due any of them under this Agreement against the Escrow Funds.  If for any reason funds in the Escrow Funds are insufficient to cover such amount, the Company shall pay, upon demand, such amounts to Escrow Agent or any other Indemnified Party upon receipt of copies of related invoices and other statements.

11.                               Representations and Warranties of the Company and the Underwriter.  Each of the Company and the Underwriter severally covenants and makes the following representations and warranties to Escrow Agent as of the Reservation Acceptance for each Offering:

(a)                     It is duly organized, validly existing, and in good standing under the laws of the state of its incorporation or organization, and (i) as of the time of execution and delivery of this Agreement had full power and authority to execute and deliver this Agreement, (ii) as of the applicable Reservation Acceptance has full power and authority to execute and deliver the applicable Certificate and (iii) as of the applicable Reservation Acceptance has full power and authority to perform its obligations hereunder and thereunder.

(b)                     This Agreement has been duly approved by all necessary action, including any necessary shareholder or membership approval, has been executed by its duly authorized officers, and constitutes its valid and binding agreement enforceable in accordance with its terms.

(c)                      The execution, delivery, and performance of this Agreement is in accordance with the agreements related to the applicable Offering and will not violate, conflict with, or cause a default under its articles of incorporation, bylaws, management agreement or other organizational document, as applicable, any applicable law, rule or regulation, any court order or administrative ruling or decree to which it is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including the agreements related to the applicable Offering, to which it is a party or any of its property is subject.

(d)                     Escrow Agent is appointed to act as agent only for the limited purposes set forth in this Agreement; no representation, statement, communication or other suggestion shall be made that Escrow Agent has investigated the desirability or advisability of investment in any Shares or has approved, endorsed or passed upon the merits of purchasing any  Shares; and the name of Escrow Agent has not and shall not be used in any manner in connection with the offering of any Shares other than to state that Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth in this Agreement.

(e)                      No Party other than the Parties hereto has, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof.  No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

(f)                       It possesses such valid and current licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its respective businesses, and it has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such license, certificate, authorization or permit.

(g)                      All of its representations and warranties contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement of Escrow Funds.

12.                               Representations and Warranties of the Escrow Agent.  The Escrow Agent covenants and hereby represents and warrants to the Company and the Underwriter as of the Reservation Acceptance of each Offering that it is a duly organized and validly existing “bank” as defined under Exchange Act Section 3(a)(6) and as required under Exchange Act Rule 15c2-4.

13.                               Patriot Act Disclosure.  The Company acknowledges that a portion of the identifying information provided to Escrow Agent pursuant to Section 3 hereof is being requested in connection with the USA Patriot Act, Pub.L.107-56 (the “Patriot Act”), and the Company agrees to provide any additional information requested by Escrow Agent in connection with the Patriot Act or any similar law, rule, regulation, order, or other governmental act to which Escrow Agent is subject, in a timely manner and consent to Escrow Agent obtaining from third parties any such identifying information. The Company represents that all identifying information set forth on Schedule A hereto, including its Taxpayer Identification Number assigned by the Internal Revenue Service or any other taxing authority, is true and complete on the date hereof and will be true and complete at the time of any disbursement of any Escrow Funds. For a non-individual person such as a charity, a trust, or other legal entity, Escrow Agent may require documentation to verify formation and existence as a legal entity.  Escrow Agent may also require financial statements, licenses, identification and authorization documentation from any individual claiming authority to represent the entity or other relevant documentation.

14.                               Consent to Jurisdiction and Venue. In the event that any Party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the Parties hereto agree that the United States District Court for the Southern District of the State of New York shall have the sole and exclusive jurisdiction over any such proceeding.  If such court lacks federal subject matter jurisdiction, the Parties hereto agree that the Supreme Court of the State of New York within New York County shall have sole and exclusive jurisdiction.  Any final judgment shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the

Parties hereto waive any objection to such venue and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

The Parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service of process to vest personal jurisdiction over them in any of these courts.

Each Party hereto irrevocably and unconditionally waives any right to a trial by jury and agrees that any of them may file a copy of this section of this Agreement with any court as written evidence of the knowing, voluntary and bargained-for agreement among the Parties hereto irrevocably to waive the right to trial by jury in any litigation related to or arising under this Agreement.

15.                               Notice.  All notices, instructions (pursuant to a Joint Written Direction or otherwise), approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when such writing is delivered by hand or overnight delivery service, or (b) upon telephone call-back in accordance with Section 16 below, after being sent by e-mail with PDF attachment from the designated e-mail account(s) of the sending person(s) as designated on Schedule A hereto to the designated e-mail account(s) of the receiving person(s) as designated on Schedule A hereto or (c) three (3) Business Days after being mailed by first class mail (postage prepaid), in each case to the address set forth on Schedule A hereto or to such other address as each Party hereto may designate for itself by like notice.

16.                               Security Procedures.  If notices, instructions (pursuant to a Joint Written Direction or otherwise), approvals, consents, requests, and other communications, are received by the Bank or Escrow Agent by e-mail at its e-mail account(s) as designated on Schedule A hereto, the Bank and Escrow Agent are authorized, but not required, to seek prompt confirmation of such communications by telephone call-back to the sending person or persons’ telephone number(s) as designated on Schedule A hereto, and the Bank and Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated in that call-back.  Any e-mail by PDF attachment executed by more than one person shall be sent by each signatory.  The persons and their telephone numbers authorized to receive call-backs as designated in Schedule A hereto may be changed only in a writing actually received and acknowledged by the Bank and Escrow Agent and delivered in accordance with Section 15 above and, if applicable, this Section 16.  If Escrow Agent is unable to contact any such designated person, Escrow Agent is hereby authorized (but not required) both to receive written instructions from and seek confirmation of such instructions by telephone call-back to any one or more of the Company’s or the Underwriter’s executive officers (each, an “Executive Officer”), as the case may be, who shall include individuals holding titles of Vice President or more senior thereto, as Escrow Agent may select.  Such Executive Officer(s) shall deliver to Escrow Agent a fully executed incumbency certificate upon Escrow Agent’s request, and Escrow Agent may rely upon the confirmation of anyone purporting to be any such Executive Officer(s). The Parties to this Agreement acknowledge and agree that the security procedures set forth above are commercially reasonable.

The Bank and Escrow Agent in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Company to identify (i) a beneficiary, (ii) a beneficiary’s bank, or (iii) an intermediary bank.  The Bank and Escrow Agent may apply any of the Escrow Funds for any payment order it executes using any such identifying number, even where its use may result in a person other than a beneficiary being paid, or the transfer of funds to a bank other than a beneficiary’s bank or an intermediary bank designated.

17.                               Amendment or Waiver.  This Agreement may be changed, waived, discharged or terminated only by a writing signed by the Parties hereto; provided, however, that the Bank’s signature (agreement) is not required in respect to any change to, waiver of, discharge or termination of any section to which it is not subject.  No delay or omission by any Party hereto in exercising any right with respect hereto shall operate as a waiver.  A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

18.                               Severability.  To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

19.                               Governing Law.  This Agreement shall be construed and interpreted in accordance with the internal laws of the State of New York without giving effect to the conflict of laws principles thereof.

20.                               Entire Agreement.  This Agreement constitutes the entire agreement between the Parties hereto relating to the holding, investment and disbursement of Escrow Funds and sets forth in their entirety the obligations and duties of Escrow Agent with respect to the Escrow Funds.

21.                               Continuing Effect.  The terms of this Agreement shall govern the holding, investment and disbursement of Escrow Funds in any Offering by the Company of Shares of Tracking Stock and may be amended or superseded only by a writing signed by each of the Parties hereto.

22.                               Binding Effect.  All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the Company, the Bank, Escrow Agent and the Underwriter.

23.                               Execution in Counterparts.  This Agreement and any Joint Written Direction may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement or direction.  Subject to Section 15 and Section 16 hereof, this Agreement and any Joint Written Direction may be executed and delivered by e-mailing a PDF version of a signed signature page, which shall have the same force and effect as the delivery of an originally executed signature page.

24.                               Dealings.  Escrow Agent and any stockholder, director, officer or employee of Escrow Agent may buy, sell, and deal in any of the securities of the Company and become pecuniarily interested in any transaction in which the Company may be interested, and contract and lend money to the Company and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement.  Nothing herein shall preclude Escrow Agent from acting in any other capacity for the Company or for any other entity.

25.                               Currency.  The currency applicable to any amount payable or receivable under this Agreement is United States dollars.

26.                               Late Payment.  If any amount due to Escrow Agent under this Agreement is not paid within 30 days (subject to any longer time period prescribed herein) after notice to the Company (other than any amount that is subject to good faith dispute), the Company shall pay interest thereon (from the due date to the payment date) at a per annum rate equal to ten (10) percent.

27.                               Force Majeure.  Notwithstanding anything to the contrary hereunder, Escrow Agent shall not be liable for any delay, failure to perform, or other act or non-act resulting from acts beyond its reasonable control, including acts of God, terrorism, shortage of supply, labor difficulties (including strikes), war, civil unrest, fire, floods, electrical outages, equipment or transmission failures, internet interruption, vendor failures (including information technology providers), and other similar causes.

28.                               No Third Party Beneficiaries.  This Agreement and all of its terms and conditions are for the sole and exclusive benefit of the Parties hereto and their respective permitted successors and assigns.  Nothing expressed or referred to in this Agreement will be construed to give any person or entity other than the Parties to this Agreement any legal or equitable rights, remedy, or claim under or with respect to this Agreement or any term or condition of this Agreement.

29.                               No Strict Construction.  The Parties hereto have participated jointly in the negotiation and draft of this Agreement.  In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it were drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any Party hereto by virtue of authorship of any provision of this Agreement.

30.                               Priority.

(a)                     In the event of any conflict between the provisions of Schedule A or any applicable Schedule B-1 or Schedule B-2 hereto and the remainder of this Agreement, this Agreement shall be construed in a manner prescribed by Escrow Agent acting in good faith.

(b)                     Nothing contained in this Agreement shall amend, replace or supersede any agreement between the Company and Escrow Agent to act as the Company’s transfer agent, which agreement shall remain of full force and effect.

31.                              Headings.  The headings in this Agreement are for convenience purposes and shall be ignored for purposes of enforcing this Agreement, do not constitute a part of this Agreement, and may not be used by any Party hereto to characterize, interpret, limit or affect otherwise any provision of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first above written.

FANTEX, INC.

By:
Name:
Title:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Escrow Agent

By:
Name:
Title:

FANTEX BROKERAGE SERVICES, LLC

By:
Name:
Title:

WELLS FARGO BANK, N.A. (solely for purposes of Sections 3, 4, 14, 15, 16, 17, 19, 21, 22, 23, 25, 27, 28, 29, 30 and 31)

By:
Name:
Title:

SCHEDULE A

1.                                     Escrow Funds.(2)

Wiring of Escrow Funds from FBS to Escrow Agent:

[Re: Account Name, #]

Wiring of Escrow Funds from Escrow Agent to Company:

Account Name:	Fantex, Inc. Operating
Account Number:	4125076190
ABA Routing:	121000248

Wiring of Escrow Funds from Escrow Agent to FBS:

Account Name:	Fantex Brokerage Operating
Account Number:	4945708147
ABA Routing:	121000248

2.                                      Escrow Agent Fees.(3)

One-Time Fees
Acceptance Fee:		$6,000

TOTAL		$6,000

Recurring Fees
Escrow Fee:		$150 per deal
Out-of-Pocket Expenses:	$

TOTAL	$

The Acceptance Fee and the Escrow Fee are payable upon execution of this Agreement.  In the event the escrow is not funded, the Acceptance Fee and all related expenses, including attorneys’ fees, costs and expenses remain due and payable, and if paid, will not be refunded.

The fees quoted in this schedule apply to services ordinarily rendered in the

(2)Note: To Come.

(3)Note: To Come.

administration of an escrow account and are subject to reasonable adjustment based on final review of documents, or when Escrow Agent is called upon to undertake unusual or extraordinary duties or responsibilities, or as changes in law, procedures, or the cost of doing business demand.  Services in addition to and not contemplated in this Agreement, including document amendments and revisions, non-standard cash and/or investment transactions, calculations, notices and reports, and legal fees, will be billed as expenses.

Unless otherwise indicated, the above fees relate to the establishment of one escrow account.  Additional sub-accounts governed by this Agreement may incur an additional charge. Transaction costs include charges for wire transfers, checks, internal transfers and securities transactions.

The fees quoted in this schedule are subject to reasonable adjustment by Escrow Agent in accordance with its customary practices and if it is called upon to undertake further unusual or extraordinary duties or responsibilities, or as changes in law, procedures, or the cost of doing business demand.

3.                                      Taxpayer Identification Number.

Company: 80-0884134

4.                                      Notice Addresses.

If to the Company at:

330 Townsend Street, Suite 234,

San Francisco, CA 94107

Attention: Cornell “Buck” French

Tel: (415) 592-5950

with copy to:

Latham & Watkins, LLP

140 Scott Drive, Menlo Park

Attn: Patrick Pohlen

Tel: (650) 328-4600

If to Escrow Agent at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attn: Corporate Actions

Tel: (718) 921-8200

with copy to:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attn: General Counsel

Tel: (718) 921-8200

If to the Underwriter at:

330 Townsend Street, Suite 234,

San Francisco, CA 94107

Attention: John Rodin

Tel: (415) 592-5950

If to the Bank at:

400 Hamilton Ave, Suite 210,

Palo Alto, CA 94301

Attention: [          ]

[Phone]

5.                                      Designated Email Accounts and Telephone Call-Back Numbers (for persons designated to send and receive notices by e-mail).

Company:	Name	Email Address	Phone

	Ted Monohon	ted.monohon@fantex.com	(408) 410-6499

Escrow Agent:	Name	Email Address	Phone

	Joseph M Smith	jsmith@amstock.com	(212) 921-8135

Underwriter:	Name	Email Address	Phone

	Marco Pellini	marco.pellini@fantex.com	(312) 286-6621

Bank:	Name	Email Address	Phone

[Bank to insert]

SCHEDULE B-1

OFFICERS’ CERTIFICATE

Fantex, Inc.

[Fantex Series [ • ] Convertible Tracking Stock]

(par value $0.0001 per share)

[ • ], 20[    ]

REFERENCE IS HEREBY MADE to the Master Escrow Agreement, dated [ • ], 2014 (the “Master Escrow Agreement”), made by and among Fantex, Inc., a Delaware corporation (the “Company”), Fantex Brokerage Services, LLC (the “Underwriter”), American Stock Transfer & Trust Company, LLC (the “Escrow Agent”) and Wells Fargo Bank, N. A. (the “Bank”).  Except as otherwise expressly indicated, or unless the context otherwise requires, any capitalized term used but not defined herein shall be ascribed the meaning given such term in the Master Escrow Agreement.

Pursuant to Section 1 of the Master Escrow Agreement, the undersigned, David Mullin, Chief Financial Officer of the Company, and Ted Monohon, Vice President, Finance and Controller of the Company, in the name of and on behalf of the Company, hereby certify they have reviewed the Registration Statement (as defined below) and any amendment or supplement thereto, as well as each electronic road show used in connection with the offering of the Fantex Series [ • ], and the Master Escrow Agreement and, in each case as of the date hereof, as follows:

a)             The Company is offering on a best efforts, all or none basis, an aggregate of [ • ] shares of the Company’s Fantex Series [ • ] Convertible Tracking Stock, par value $0.0001 per share (the “Fantex Series [ • ]”) at a price of $10.00 per share (the “Offering Price”) in an initial public offering pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended (the “Act”), filed with the Securities and Exchange Commission (the “Commission”) on [ • ] (Registration No. 333-[ • ]) (as so filed and as amended from time to time, the “Registration Statement”);

b)             The Underwriter has received reservations to cover the Minimum Amount and such reservations for [ • ] shares of Fantex Series [ • ] have been accepted;

c)              The Registration Statement has been declared effective by the Commission and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for such purposes have been instituted or, to the Company’s knowledge, threatened;

B1-1

d)             The Shares are being qualified for sale under applicable state securities or “blue sky” laws and are not being offered to residents of any state in which registration and other legal requirements have not been fulfilled; and

e)              The representations and warranties of the Company contained in Section 11 of the Master Escrow Agreement are true and correct in all material respects with the same effect as if made on the date hereof.

[Signature page follows]

B1-2

IN WITNESS WHEREOF, the undersigned have duly executed this certificate as of the date first written above.

Fantex, Inc.

By:
	Name:	David Mullin
	Title:	Chief Financial Officer

By:
	Name:	Ted Monohon
	Title:	Vice President, Finance and Controller

[Signature Page to Officers’ Certificate]

SCHEDULE B - 2

UNDERWRITER’S CERTIFICATE

Fantex Brokerage Services, LLC

[Fantex Series [ • ] Convertible Tracking Stock]

(par value $0.0001 per share)

[ • ], 20[    ]

REFERENCE IS HEREBY MADE to the Master Escrow Agreement, dated [ • ], 2014 (the “Master Escrow Agreement”), made by and among Fantex, Inc., a Delaware corporation (the “Company”), Fantex Brokerage Services, LLC (the “Underwriter”), American Stock Transfer & Trust Company, LLC (the “Escrow Agent”) and Wells Fargo Bank, N. A. (the “Bank”).  Except as otherwise expressly indicated, or unless the context otherwise requires, any capitalized term used but not defined herein shall be ascribed the meaning given such term in the Master Escrow Agreement.

Pursuant to Section 1 of the Master Escrow Agreement, the undersigned, Marco Pellini, Vice President, Trading of the Underwriter, and Bill Garvey, Secretary of the Underwriter, in the name of and on behalf of the Underwriter, hereby certify they have reviewed the Registration Statement (as defined below) and any amendment or supplement thereto, as well as each electronic road show used in connection with the offering of the Fantex Series [ • ], and the Master Escrow Agreement and, in each case as of the date hereof, as follows:

a)             The Company is offering on a best efforts, all or none basis, an aggregate of [ • ] shares of the Company’s Fantex Series [ • ] Convertible Tracking Stock, par value $0.0001 per share (the “Fantex Series [ • ]”) at a price of $10.00 per share (the “Offering Price”) in an initial public offering pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended (the “Act”), filed with the Securities and Exchange Commission (the “Commission”) on [ • ] (Registration No. 333-[ • ]) (as so filed and as amended from time to time, the “Registration Statement”);

b)             The Underwriter has received reservations to cover the Minimum Amount and such reservations for [ • ] shares of Fantex Series [ • ] have been accepted;

c)              The Registration Statement has been declared effective by the Commission and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for such purposes have been instituted or, to the Underwriter’s knowledge, threatened;

B2-1

d)             The Shares are being qualified for sale under applicable state securities or “blue sky” laws and are not being offered to residents of any state in which registration and other legal requirements have not been fulfilled; and

e)              The representations and warranties of the Underwriter contained in Section 11 of the Master Escrow Agreement are true and correct in all material respects with the same effect as if made on the date hereof.

[Signature page follows]

B2-2

IN WITNESS WHEREOF, the undersigned have duly executed this certificate as of the date first written above.

Fantex Brokerage Services, LLC

By:
	Name:	Marco Pellini
	Title:	Vice President, Trading

By:
	Name:	Bill Garvey
	Title:	Secretary

[Signature Page to Underwriter’s Certificate]